UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 22, 2010, NTELOS Holdings Corp. (the “Company”) issued a press release announcing the launch of a financing of an incremental term loan permitted under its existing secured credit facility. A portion of the materials that the Company has prepared in connection with a presentation to prospective lenders is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The second quarter 2010 financial and operating metric estimates contained in the presentation materials are preliminary, remain subject to completion of the quarter-end closing process and have not been reviewed by the Company’s independent registered public accounting firm. Actual financial results for the quarter may differ from those estimates. These presentation materials speak as of July 26, 2010. We do not undertake any obligation to update or review any of the information in the presentation materials, whether as a result of new information, future events or otherwise.

The presentation materials contain certain estimated non-GAAP financial information. Due to the fact that this non-GAAP financial information is an estimate, the reconciliation of this non-GAAP financial information is not available and the Company believes that such reconciliation in accordance with Regulation G cannot be made available without impractical and unreasonable efforts. In addition, the presentation materials contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information in this Report will not be deemed as an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Portion of Presentation to Prospective Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010

NTELOS HOLDINGS CORP.

By:	/s/ MICHAEL B. MONEYMAKER
Michael B. Moneymaker
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Portion of Presentation to Prospective Lenders

4